UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2026
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HPS CORPORATE LENDING FUND
(Exact name of Registrant as specified in Its Charter)
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Delaware	814-01431	87-6391045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 33rd Floor New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 287-6767
Not Applicable
(Former name or former address, if changed since last report)
__________________
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

July 2026 Distributions
On July 27, 2026, HPS Corporate Lending Fund (“HLEND” or the “Fund”) declared regular and variable supplemental distributions for each class of its common shares of beneficial interest (the “Shares”) in the amounts per share set forth below:

	Gross Distribution	Shareholder Servicing and/or Distribution Fee	Net Distribution - Regular	Variable Supplemental Distribution	Net Distribution - Total
Class I Common Shares	$0.1600	$—	$0.1600	$0.0390	$0.1990
Class D Common Shares	$0.1600	$0.0052	$0.1548	$0.0390	$0.1938
Class F Common Shares	$0.1600	$0.0104	$0.1496	$0.0390	$0.1886
Class S Common Shares	$0.1600	$0.0176	$0.1424	$0.0390	$0.1814
The regular and variable supplemental distributions for each class of Shares are payable to shareholders of record as of July 31, 2026 and will be paid on or about August 31, 2026.
These distributions will be paid in cash or reinvested in additional Shares for shareholders participating in the Fund’s distribution reinvestment plan.
Item 8.01. Other Events.
Net Asset Value

The net asset value (“NAV”) per share for each class of the Fund as of June 30, 2026, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV per share as of June 30, 2026
Class I Common Shares	$24.42
Class D Common Shares	$24.42
Class F Common Shares	$24.42
Class S Common Shares	$24.42

As of June 30, 2026, the Fund’s aggregate NAV was $12,049.6 million, the fair value of its investment portfolio was $24,178.0 million and it had principal debt outstanding of $12,238.5 million. The average debt-to-equity ratio during June 2026 was approximately 0.97 times.

Status of Offering
The Fund is currently publicly offering on a continuous basis up to $15.0 billion in Shares (the “Offering”). The following table lists the Shares and total consideration for the Offering as of the date of this filing (through the July 1, 2026 subscription date). The Fund intends to continue selling Shares in the Offering on a monthly basis.

	Common Shares Issued	Total Consideration
Class I Common Shares	234,244,662	$5,904.7	million
Class D Common Shares	52,469,287	1,313.8	million
Class F Common Shares	238,825,192	5,975.1	million
Class S Common Shares	35,153,973	890.9	million
Total Offering*	560,693,114	$14,084.4	million
*Amounts may not sum due to rounding.

Board Recommendation to Reject an Unsolicited Tender Offer by Cox

HLEND recently became aware of an unsolicited tender offer (the “Cox Capital Offer”) from Cox Capital Retail Secondaries Fund I, L.P. (the “Cox Capital Fund”) to purchase Class I shares of HLEND. The Cox Capital Offer proposes to purchase up to 550,000 Class I shares at a price of $18.40 per share, which represents an approximately 25% discount to HLEND’s net asset value (“NAV”) per share of $24.53 as of May 31, 2026 (the published NAV at the time of the offer). The Class I shares subject to the Cox Capital Offer represent approximately 0.1% of HLEND’s outstanding shares as of May 31, 2026.

HLEND’s board of trustees (the “Board”) has unanimously determined that the Cox Capital Offer is not in the best interest of HLEND Class I shareholders for the following reasons and recommends that shareholders REJECT the Cox Capital Offer and do not tender their shares.

1.The Cox Capital Offer represents a significant discount to what the Board believes is the fair value of HLEND Class I common shares. Shareholders seeking liquidity already have access to HLEND's established quarterly repurchase program through which shares are repurchased at NAV, subject to applicable terms and conditions. The Cox Capital Offer asks shareholders to sell at a substantial discount to that value. The Cox Capital Offer proposes to purchase Class I Shares at $18.40 per share, which represents an approximately 25% discount to HLEND’s NAV per share of $24.53 as of May 31, 2026. The price of the Cox Capital Offer is well below what the Board believes to be the current value of the Class I shares.

2.The Cox Capital Offer seeks to transfer value from tendering HLEND shareholders to investors in the Cox Capital Fund and, indirectly, to Cox Capital. If the Cox Capital Fund were to be successful in tendering for HLEND Class I shares, it would be subject to the same liquidity parameters as all other HLEND shareholders – specifically, HLEND’s quarterly share repurchase program through which shares are repurchased at NAV. The significant value difference between the discounted price at which the Cox Capital Fund purchased tendered shares from HLEND Class I shareholders and the NAV per share the Cox Capital Fund would receive if it were to participate in HLEND’s quarterly share repurchase would fully accrue to investors in the Cox Capital Fund. Furthermore, Cox Capital itself would benefit from any applicable performance-based fees the Cox Capital Fund generates in relation to such value creation. The Board believes the economic structure of the Cox Capital Offer would transfer value that otherwise belongs to existing HLEND shareholders to investors in the Cox Capital Fund and, therefore, does not believe it is in the best interest of the HLEND Class I shareholders.

Shareholders who do not wish to tender do not need to take any action and may simply disregard the Cox Capital Offer and materials. Shareholders who have already agreed to tender their Shares pursuant to the Cox Capital Offer may withdraw any tender of shares at any time prior to the expiration of the offer, in accordance with the Cox Capital Offer materials.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Cautionary Note Regarding Forward-Looking Statements

This communication may contain forward-looking statements about the Fund’s business, including, in particular, statements about its plans, strategies and objectives. You can generally identify forward-looking statements by the Fund’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements may include the Fund’s plans and objectives for future operations and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Although the Fund believes the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward looking statements, the inclusion of this information should not be regarded as a representation by the Fund or any other person that the Fund’s objectives and plans will be achieved.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: July 27, 2026	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer and Principal Accounting Officer